UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 29, 2007

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□    Written communications pursuant to Rule 425 under the Securities Act

□    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

□    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

□    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

____________________________________________________________________________________________

tem 2.02        Results of Operations and Financial Condition

            The information in this Current Report on Form 8-K is furnished under Item 2.02—“Results of Operations and Financial Condition.”  Such information, including the exhibits attached hereto, shall not be deemed to be “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in any such filing.

            On June 29, 2007, we issued a press release announcing our financial results for the fourth quarter and full fiscal year ending April 30, 2007.  The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

            The press release includes “non-GAAP financial measures” within the meaning of the Securities and Exchange Commission’s Regulation G.  With respect to such non-GAAP financial measures, the Company has disclosed in the press release the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”) and has provided a reconciliation of such non-GAAP financial measures to the most directly comparable GAAP financial measure.

Item 9.01        Financial Statements and Exhibits

Exhibits

99.1                 Press Release dated June 29, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
(Registrant)

By:	/s/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President &
Chief Operating Officer

Dated:  June 29, 2007

Exhibit Index

Exhibit

Number                      Description

99.1                             Press Release issued June 29, 2007 regarding earnings and results of operations for the three and twelve months ended April 30, 2007